                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: August 6, 1999
                   Newcourt Equipment Trust Securities 1998-2



         A New York          Commission File          I.R.S. Employer
         Corporation         No. 333-34793            No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT

DETERMINATION DATE:  AUGUST 9, 1999       PAYMENT DATE:  AUGUST 16, 1999
COLLECTION PERIOD:    JULY 31, 1999


ITEM 5.    OTHER

        I.    INFORMATION REGARDING THE CONTRACTS

           1.  CONTRACT POOL PRINCIPAL BALANCE
               a.   Beginning of Collection Period                              $    1,045,538,072.68
               b.   End of Collection Period                                    $    1,014,522,007.96
               c.   Reduction for Collection Period                             $       31,016,064.72
           2.  DELINQUENT SCHEDULED PAYMENTS
               a.   Beginning of Collection Period                              $       13,551,484.31
               b.   End of Collection Period                                    $       13,701,079.87
           3.  LIQUIDATED CONTRACTS
               a.   Number of Liquidated Contracts                                                117
                    with respect to Collection Period
               b.   Required Payoff Amounts of Liquidated Contracts             $        1,436,821.10
               c.   Total Reserve for Liquidation Expenses                      $              -
               d.   Total Liquidation Proceeds Received                         $          143,861.90
               e.   Liquidation Proceeds Allocated to Owner Trust               $          140,714.33
               f.   Liquidation Proceeds Allocated to Depositor                 $            3,147.57
               g.   Current Realized Losses                                     $        1,296,106.77
           4.  PREPAID CONTACTS
               a.   Number of Prepaid Contracts with respect                                      181
                    to Collection Period
               b.   Required Payoff Amounts of Prepaid Contracts                $        3,194,241.36
           5.  PURCHASED CONTRACTS (BY TCC)
               a.   Number of Contracts Purchased by TCC with                                       0
                    respect to Collection Period                                                    -
               b.   Required Payoff Amounts of Purchased Contracts              $                   -



6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION
    PERIOD)


                              --------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                               NUMBER OF              % OF              AGGREGATE REQUIRED            REQUIRED PAYOFF
                               CONTRACTS            CONTRACTS             PAYOFF AMOUNTS                  AMOUNTS

                              --------------------------------------------------------------------------------------------------

    a.   Current                58,982               91.58%            $  950,655,441.03                   92.46%
    b.   31-60 days              3,174                4.93%            $   46,259,536.70                    4.50%
    c.   61-90 days              1,136                1.76%            $   15,512,510.53                    1.51%
    d.   91-120 days               562                0.87%            $    8,445,369.81                    0.82%
    e.   120+ days                 548                0.85%            $    7,350,229.76                    0.71%
    f.   Total                  64,402              100.00%            $1,028,223,087.83                  100.00%



7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO
    CONTRACTS



------------------------------------------------------------------------------------------------------------
                         % OF                 % OF                    % OF                    % OF
                       AGGREGATE            AGGREGATE               AGGREGATE              AGGREGATE
                    REQUIRED PAYOFF       REQUIRED PAYOFF         REQUIRED PAYOFF      REQUIRED PAYOFF
                        AMOUNTS               AMOUNTS                 AMOUNTS               AMOUNTS
 COLLECTION
  PERIODS          31-60 DAYS PAST DUE   61-90 DAYS PAST DUE   91-120 DAYS PAST DUE   120+ DAYS PAST DUE
------------------------------------------------------------------------------------------------------------
 7/31/99                  4.50%               1.51%                   0.82%                   0.71%
 6/30/99                  4.21%               1.83%                   0.67%                   0.67%
 5/31/99                  5.11%               1.70%                   0.68%                   0.58%
 4/30/99                  4.19%               1.28%                   0.53%                   0.52%
 3/31/99                  4.41%               1.34%                   0.56%                   0.54%
 2/28/99                  5.64%               1.79%                   0.58%                   0.45%
 1/31/99                  5.45%               1.51%                   0.69%                   0.01%
12/31/98                  4.64%               1.30%                   0.01%                   0.01%



    8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                                   ------------------------------------------------------------------------------
                                                    COLLECTION       3 COLLECTION      6 COLLECTION PERIODS      CUMULATIVE SINCE
                                                      PERIOD        PERIODS ENDING            ENDING               CUT-OFF DATE
                                                      JULY-99           JULY-99              JULY-99
                                                   ------------------------------------------------------------------------------

      a.   Number of Liquidated Contracts               117               794                 1,132                   1,184
      b.   Number of Liquidated
           Contracts as a Percentage                  0.042%            0.283%                0.403%                  0.422%
           of Initial Contracts
      c.   Required Payoff Amounts of
           Liquidated Contracts                      1,436,821         7,784,524            13,600,877              14,274,512
      d.   Liquidation Proceeds Allocated
           to Owner Trust                             140,714           303,551              741,861                 867,233
      e.   Aggregate Current Realized
           Losses                                    1,296,107         7,480,973            12,859,016              13,407,279
      f.   Aggregate Current Realized
           Losses as a Percentage of                  0.097%            0.557%                0.958%                  0.998%
           Cut-off Date Contract Pool
           Principal Balance

II. INFORMATION REGARDING THE SECURITIES

    1.  SUMMARY OF BALANCE INFORMATION


      -----------------------------------------------------------------------------------------------------------------------------

                                           PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
                  CLASS         COUPON         AUGUST 16, 1999       AUGUST 16, 1999          JULY 15, 1999         JUNE 15, 1999
                                 RATE           PAYMENT DATE           PAYMENT DATE            PAYMENT DATE          PAYMENT DATE

      -----------------------------------------------------------------------------------------------------------------------------

   a. Class A-1 Notes          5.195000%      $   33,600,782.22            0.10426        $   61,920,767.68            0.19213
   b. Class A-2 Notes          5.290000%      $   85,272,196.00            1.00000        $   85,272,196.00            1.00000
   c. Class A-3 Notes          5.450000%      $  470,004,229.00            1.00000        $  470,004,229.00            1.00000
   d. Class A-4 Notes          5.450000%      $  201,430,384.00            1.00000        $  201,430,384.00            1.00000
   e. Class A-5 Notes          5.500000%      $   96,914,227.61            0.78874        $   99,460,711.31            0.80946
   f. Class B Notes            5.660000%      $   15,442,996.00            1.00000        $   15,442,996.00            1.00000
   g. Class C Notes            6.190000%      $   51,029,031.00            1.00000        $   51,029,031.00            1.00000
      (Quarterly Paying)
   h. Total                    7.210000%      $   74,529,242.00            1.00000        $   74,529,242.00            1.00000
                                   N.A.       $1,028,223,087.83            0.76569        $1,059,089,556.99            0.78868


   Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,028,223,087.83 and the CCA Balance is $83,405,267.91.


2.  MONTHLY PRINCIPAL AMOUNT

    a.   Principal Balance of Notes and Equity
         Certificates
         (End of Prior Collection Period)                                              $1,059,089,556.99
    b.   Contract Pool Principal Balance (End of                                       $1,014,522,007.96
         Collection Period)
    c.   Monthly Principal Amount                                                      $   44,567,549.03
3.  GROSS COLLECTIONS
    a.   Scheduled Payments Received                                                   $   32,237,230.79
    b.   Liquidation Proceeds Allocated to Owner Trust                                 $      140,714.33
    c.   Required Payoff Amounts of Prepaid Contracts                                  $    3,194,241.36
    d.   Required Payoff Amounts of Purchased Contracts                                $           -
    e.   Proceeds of Clean-up Call                                                     $           -
    f.   Investment Earnings on Collection Account and Note Distribution.              $       92,284.17
    g.   Extension Fees Allocated to Owner Trust                                       $          102.15
    h.   Total Gross Collections (sum of (a) through (g))                              $   35,664,572.80


4.  DETERMINATION OF AVAILABLE FUNDS
    a.   Total Gross Collections                                                       $   35,664,572.80
                                                                                       $    1,241,997.67
    b.   Withdrawal from Cash Collateral Account                                       $   36,906,570.47
    c.   Total Available Funds


5.  APPLICATION OF AVAILABLE FUNDS


    ---------------------------------------------------------------------------------------------------------
                   ITEM                                AMOUNT                      REMAINING AVAILABLE FUNDS

    ---------------------------------------------------------------------------------------------------------

    a.   Total Available Funds                                            $     36,906,570.47
    b.   Servicing Fee                           $       1,089,102.16     $     35,817,468.31
    c.   Interest on Notes:
         i) Class A-1 Notes                      $         285,936.34     $     35,531,531.96
         ii) Class A-2 Notes                     $         375,908.26     $     35,155,623.70
         iii) Class A-3 Notes                    $       2,134,602.54     $     33,021,021.16
         iv) Class A-4 Notes                     $         914,829.66     $     32,106,191.50
         v) Class A-5 Notes                      $         455,861.59     $     31,650,329.91
         vi) Class B Notes                       $          72,839.46     $     31,577,490.44
         vii) Class C Notes                      $         263,224.75     $     31,314,265.69
         viii) Class D Notes                     $         447,796.53     $     30,866,469.16
    d.   Principal of Notes
         i) Class A-1 Notes                      $      28,319,985.45     $      2,546,483.71
         ii) Class A-2 Notes                     $             -          $           -
         iii) Class A-3 Notes                    $             -          $      2,546,483.71
         iv) Class A-4 Notes                     $             -          $           -
         v) Class A-5 Notes                      $       2,546,483.71     $           -
         vi) Class B Notes                       $             -          $           -
         vii) Class C Notes                      $             -          $           -
         viii) Class D Notes                     $             -          $           -
    e.   Deposit to Cash
         Collateral Account                      $             -          $           -
    f.   Amount to be applied in
         accordance with CCA
         Loan Agreement                          $             -          $           -
    g    Balance, if any, to Equity
         Certificates                            $             -          $           -


III.  INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


      1.  BALANCE RECONCILIATION


          ---------------------------------------------------------------------------------------------------------
                                                                                                  AUGUST 16, 1999
                                    ITEM                                                           PAYMENT DATE
          ---------------------------------------------------------------------------------------------------------

          a.   Available Cash Collateral Amount (Beginning)                                      84,647,265.58
          b.   Deposits to Cash Collateral Account                                                       -
          c.   Withdrawals from Cash Collateral Account                                           1,241,997.67
          d.   Releases of Cash Collateral Account Surplus                                               -
               (Excess, if any of (a) plus (b) minus (c) over (f))
          e.   Available Cash Collateral Amount (End)                                            83,405,267.91
               (Sum of (a) plus (b) minus (c) minus (d))
          f.   Requisite Cash Collateral Amount                                                  94,000,846.00
          g.   Cash Collateral Account Shortfall                                                 10,595,578.09
               (Excess, if any, of (f) over (e))
      2.       CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
          a.   For Payment Dates from, and including, the
               January 1999 Payment Date  to,
               and including, the December 1999 Payment Date
               1) Initial Cash Collateral Amount                                                 94,000,846.00
          b.   For Payment Dates from, and including, the
               January 2000 Payment Date until
               the Final Payment Date, the sum of
               1) 8.25% of the Contract Pool Principal Balance
               2) The Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance less the
                  Contract Pool Principal Balance
               3) Total ((1) plus (2))
          c.   Floor equal to the lesser of
               1) 1.25% of Cut-Off Date Contract Pool Principal
                  Balance ($16,785,865); and
               2) the Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance
          d.   Requisite Cash Collateral Amount

      3.       CALCULATION OF CASH COLLATERAL ACCOUNT
               WITHDRAWALS
          a.   Interest Shortfalls                                                                       -
          b.   Principal Deficiency Amount                                                    1,241,997.67
          c.   Principal Payable at Stated Maturity Date of
               Class of Notes or Equity Certificates                                                     -
          d.   Total Cash Collateral Account Withdrawals                                      1,241,997.67


IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


      -----------------------------------------------------------------------------------------------------------------------------
               DISTRIBUTION           CLASS A-1                 CLASS A-2            CLASS A-3           CLASS A-4
                  AMOUNTS               NOTES                     NOTES                NOTES               NOTES
      -----------------------------------------------------------------------------------------------------------------------------

      1. Interest Due                 $     285,936.34      $  375,908.26      $ 2,134,602.54         $914,829.66
      2. Interest Paid                $     285,936.34      $  375,908.26      $ 2,134,602.54         $914,829.66
      3. Interest Shortfall           $          -          $       -          $       -              $     -
      ((1) minus (2))
      4. Principal Paid               $  28,319,985.45      $       -          $       -              $     -
      5. Total Distribution Amount    $  28,605,921.80      $  375,908.26      $ 2,134,602.54         $914,829.66
      ((2) plus (4))




    ------------------------------------------------------------------------------------------------------------------------------
           DISTRIBUTION            CLASS A-5                  CLASS B              CLASS C          CLASS D
              AMOUNTS                NOTES                     NOTES                NOTES            NOTES              TOTALS
    ------------------------------------------------------------------------------------------------------------------------------

    1. Interest Due                  $  455,861.59     $72,839.46     $   263,224.75     $  447,796.53    $   4,950,999.15
    2. Interest Paid                 $  455,861.59     $72,839.46     $   263,224.75     $  447,796.53    $   4,950,999.15
    3. Interest Shortfall            $      -          $    -         $    -         $   -        $     -
    ((1) minus (2))
    4. Principal Paid                $2,546,483.71     $    -         $    -         $   -        $  30,866,469.16
    5. Total Distribution Amount     $3,002,345.30     $72,839.46     $   263,224.75     $  447,796.53    $  35,817,468.31
    ((2) plus (4))



V.  INFORMATION REGARDING OTHER POOL CHARACTERISTICS



       ------------------------------------------------------------------------------------------------------------
                                                             AS OF END OF                       AS OF END OF
                                 ITEM                           JULY-99                            JUNE-99
                                                           COLLECTION PERIOD                  COLLECTION PERIOD
       -------------------------------------------------------------------------------------------------------------

   1.  ORIGINAL CONTRACT CHARACTERISTICS
       a.   Original Number of Contracts                        69,983                              N.A.
       b.   Cut-Off Date Contract Pool                      $1,342,869,226                          N.A.
            Principal Balance
       c.   Original Weighted Average                            46.30                              N.A.
             Remaining Term
       d.   Weighted Average                                     56.50                              N.A.
            Original Term
   2.  CURRENT CONTRACT CHARACTERISTICS
       a.   Number of Contracts                                 64,402                             64,991
       b.   Average Contract                                    $15,753                           $16,087
            Principal Balance
       c.   Weighted Average                                     40.5                               41.2
            Remaining Term


 VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE


    ----------------------------------------------------------------
    PAYMENT DATE                                  SINCE ISSUE
      PERIOD                                          CPR
    ----------------------------------------------------------------
    0                December-98
    1                January-99                      1.060%
    2                  Feb-99                        4.881%
    3                  Mar-99                        9.207%
    4                 April-99                      10.595%
    5                  May-99                       10.294%
    6                  Jun-99                        9.272%
    7                  Jul-99                        9.814%
    8                  Aug-99                       8.969%


 VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

               A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

 Servicer's Certificate The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing
      Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding
  Corporation, The Bank of New York, as trustee under the Indenture, and AT&T
   Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on August 16, 1999

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                             AT&T CAPITAL CORPORATION

                                 Thomas G. Adams
                                 ------------------
                                 Thomas G. Adams
                                 Senior Vice President, Financial Reporting